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                                                                  Exhibit 10.65


                                                               EXECUTION VERSION

                        UNCONDITIONAL GUARANTY AGREEMENT

     THIS UNCONDITIONAL GUARANTY AGREEMENT (this "GUARANTY AGREEMENT") is executed as of March 20, 2002 by DSI TOYS, INC., a Texas corporation ("GUARANTOR") for the benefit of DAO HENG BANK LIMITED, a Hong Kong banking and financial institution ("LENDER").

                                 R E C I T A L S

     A. DSI (HK) Limited, a company incorporated under the laws of Hong Kong ("BORROWER") and Lender have executed a Banking Facility Letter dated as of December 4, 2001 (as the same may be amended, extended, supplemented, or restated, the "FACILITY LETTER"). Borrower is a wholly-owned subsidiary of Guarantor.

     B. Guarantor will benefit, either directly or indirectly, from Borrower's execution of the Facility Letter.

     C. It is expressly understood among Borrower, Guarantor, and Lender that the execution and delivery of this Guaranty Agreement is a condition precedent to Lender's obligations to extend credit under the Facility Letter.

     D. In Guarantor's judgment, the value of the consideration received and to be received by it under the Facility Letter is reasonably worth at least as much as its liability and obligation under this Guaranty, and such liability and obligation may reasonably be expected to benefit Guarantor either directly or indirectly.

     NOW, THEREFORE, as an inducement to Lender to enter into the Facility Letter and to extend such credit under the Facility to Borrower as Lender may from time to time agree to extend, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor hereby guarantees payment of the Guaranteed Debt (hereinafter defined) and hereby agrees as follows:

SECTION 1. DEFINITIONS

     1.01. DEFINITIONS. For the purpose of this Guaranty Agreement, unless the context otherwise requires, the following terms shall have the meanings assigned to them in this SECTION 1 or recital above or in the first paragraph hereof (each of which is incorporated herein by reference):

     "BUSINESS DAY" means any day of the year on which commercial banks are generally open for business in Hong Kong (except a Saturday or Sunday).

     "FACILITY" means the definition assigned to the term "FACILITY" in the Facility Letter.

     "GUARANTEED DEBT" means (a) all principal, interest, attorneys' fees, commitment fees, fees, liabilities for costs and expenses, and indebtedness and liabilities of Borrower to Lender at any time created or arising in connection with or under the Facility and the Facility Letter, and under any renewals, modifications, increases and extensions of the Facility and Facility Letter; and (b) all costs, expenses and fees, including but not limited to court costs and attorneys' fees, arising in connection with the collection of any or all amounts, indebtedness and liabilities of Borrower to Lender described in item (A) of this definition in this SECTION 1.01.

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     "GUARANTOR CLAIMS" means all debts and liabilities of Borrower to
     Guarantor, including, without limitation, all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor's payment of all or a portion of the Guaranteed Debt, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.

     "HONG KONG" means the Hong Kong Special Administrative Region of The People's Republic of China.

SECTION 2 NATURE AND SCOPE OF GUARANTY

     2.01. GUARANTY OF PAYMENT; NATURE OF GUARANTY; LIMITATION ON LIABILITY. Guarantor hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns the due and punctual payment of the Guaranteed Debt. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Debt as primary obligor. This Guaranty Agreement is intended to be an irrevocable, absolute, continuing guaranty of payment and is not a guaranty of collection, and Lender may enforce Guarantor's obligations hereunder without first suing, or enforcing its rights or remedies against, Borrower or any other obligor, or enforcing or collecting any present or future collateral security for the Guaranteed Debt. This Guaranty Agreement may not be revoked or rescinded by Guarantor. Notwithstanding anything to the contrary contained herein, the liability of Guarantor to Lender under this Guaranty Agreement shall not exceed the principal amount of US$6,000,000, PLUS all interest, attorney's fees, and other costs and expenses referred to in SECTIONS
1.01 and 2.04 hereof.

     2.02. GUARANTEED DEBT NOT REDUCED BY OFFSET. The Guaranteed Debt guaranteed hereby, and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender or against payment of the Guaranteed Debt, whether such offset, claim or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise.

     2.03. PAYMENT BY GUARANTOR. If all or any part of the Guaranteed Debt shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of nonpayment, notice of intention to accelerate or acceleration or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Debt to Lender at Lender's office set forth in SECTION 6.02 hereof or such other location as directed in writing by Lender. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Debt, and may be made from time to time with respect to the same or different items of Guaranteed Debt. Such demand shall be deemed made, given and received in accordance with SECTION 6.02 hereof.

     2.04. PAYMENT OF EXPENSES. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty Agreement, Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including court costs and reasonable attorneys' fees) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder. The covenant contained in this SECTION 2.04 shall survive the payment of the Guaranteed Debt.

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     2.05. NO DUTY TO PURSUE OTHERS. It shall not be necessary for Lender (and
Guarantor hereby waives any rights which Guarantor may have to require Lender), in order to enforce such payment by Guarantor, first to: (i) institute suit or exhaust its remedies against Borrower or others liable on the Guaranteed Debt or any other person, (ii) enforce Lender's rights against any security which shall ever have been given to secure the Guaranteed Debt, (iii) enforce Lender's rights against any other guarantors of the Guaranteed Debt, (iv) join Borrower or any others liable on the Guaranteed Debt in any action seeking to enforce this Guaranty Agreement, (v) exhaust any remedies available to Lender against any security which shall ever have been given to secure the Guaranteed Debt, or
(vi) resort to any other means of obtaining payment of the Guaranteed Debt. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Debt. Further, Guarantor expressly waives each and every right to which it may be entitled by virtue of the suretyship law of the state of Texas, including without limitation, any rights pursuant to RULE 31, TEXAS RULES OF CIVIL PROCEDURE, ARTICLES 1986 AND 1987, REVISED CIVIL STATUTES OF TEXAS AND CHAPTER 34 OF THE TEXAS BUSINESS AND COMMERCE CODE.

     2.06. WAIVER OF NOTICES, ETC. Guarantor agrees to the provisions of the Facility Letter, and hereby waives notice of: (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty Agreement, (iii) any amendment or extension of the Facility Letter or of any other instrument or document pertaining to all or any part of the Guaranteed Debt, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents in connection therewith, (v) the occurrence of any breach by Borrower or event of default in connection with the Guaranteed Debt, and any instruments, agreements or security documents with respect thereto, (vi) Lender's transfer or disposition of the Guaranteed Debt, or any part thereof,
(vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Debt, (viii) protest, proof of nonpayment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty Agreement, the Facility Letter, and any documents or agreements evidencing, securing or relating to any of the Guaranteed Debt and the obligations hereby guaranteed.

     2.07. EFFECT OF BANKRUPTCY, OTHER MATTERS. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, or for any other reason: (i) Lender must rescind or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Debt, as set forth herein, any prior release or discharge from the terms of this Guaranty Agreement given to Guarantor by Lender shall be without effect, and this Guaranty Agreement shall remain in full force and effect; or (ii) Borrower shall cease to be liable to Lender for any of the Guaranteed Debt (other than by reason of the indefeasible payment in full thereof by Borrower), the obligations of Guarantor under this Guaranty Agreement shall remain in full force and effect. It is the intention of Lender and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance. Without limiting the generality of the foregoing, it is the intention of Lender and Guarantor that the filing of any bankruptcy or similar proceeding by or against Borrower or any other person or party obligated on any portion of the Guaranteed Debt shall not affect the obligations of Guarantor under this Guaranty Agreement or the rights of Lender under this Guaranty Agreement, including, without limitation, the right or ability of Lender to pursue or institute suit against Guarantor for the entire Guaranteed Debt.

     2.08. FINANCIAL INFORMATION. Guarantor agrees to deliver to Lender, balance sheets, profit and loss statements, reconciliations of capital and surplus, changes in financial condition, schedules of sources and application of funds, and other financial information of Guarantor as shall be required by Lender, not later than sixty (60) days after the end of each second fiscal quarter and each fiscal year of Guarantor,

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which statements shall be certified by an independent certified public accounting firm acceptable to Lender.

SECTION 3 ADDITIONAL EVENTS AND CIRCUMSTANCES NOT REDUCING OR DISCHARGING GUARANTOR'S OBLIGATIONS

     Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty Agreement shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

     3.01. MODIFICATIONS, ETC. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Debt, or of the Facility Letter or other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Debt;

     3.02. ADJUSTMENT, ETC. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or Guarantor;

     3.03. CONDITION, COMPOSITION OR STRUCTURE OF BORROWER OR GUARANTOR. The insolvency, bankruptcy, arrangement, adjustment, composition, structure, liquidation, disability, dissolution or lack of power of Borrower or any other party at any time liable for the payment of all or part of the Guaranteed Debt; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in name, business, location, composition, structure or changes in the shareholders, partners or members (whether by accession, secession, cessation, death, dissolution, transfer of assets or other matter) of Borrower or Guarantor; or any reorganization of Borrower or Guarantor;

     3.04. INVALIDITY OF GUARANTEED DEBT. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Debt, or any document or agreement executed in connection with the Guaranteed Debt, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Debt, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Debt or any part thereof is ULTRA VIRES, (iii) the officers or representatives executing documents or otherwise creating the Guaranteed Debt acted in excess of their authority, (iv) the Guaranteed Debt violates applicable usury laws, (v) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Debt wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Debt (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Debt or executed in connection with the Guaranteed Debt, or given to secure the repayment of the Guaranteed Debt) is illegal, uncollectible or unenforceable, or
(vii) the Facility Letter or other documents or instruments pertaining to the Guaranteed Debt have been forged or otherwise are irregular or not genuine or authentic.

     3.05. RELEASE OF OBLIGORS. Any full or partial release of the liability of Borrower on the Guaranteed Debt or any part thereof, or of the Guarantor, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Debt or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Debt in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to perform the Guaranteed Debt, or that Lender will look to other parties to perform the Guaranteed Debt;

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notwithstanding the foregoing, Guarantor does not hereby waive or release
(expressly or impliedly) any rights of subrogation, reimbursement or contribution which it may have, after payment in full of the Guaranteed Debt, against others liable on the Guaranteed Debt; Guarantor's rights of subrogation and reimbursement are, however, subordinate to the rights and claims of Lender;

     3.06. OTHER SECURITY. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Debt;

     3.07. RELEASE OF COLLATERAL, ETC. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Debt;

     3.08. CARE AND DILIGENCE. The failure of Lender or any other party to exercise diligence or reasonable care or act, fail to act or comply with any duty in the administration, preservation, protection, enforcement, sale application, disposal or other handling or treatment of all or any part of Guaranteed Debt or any collateral, property or security at any time securing any portion thereof, including, without limiting the generality of the foregoing, the failure to conduct any foreclosure or other remedy fairly or in such a way so as to obtain the best possible price or a favorable price or otherwise act or fail to act;

     3.09. STATUS OF LIENS. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Debt shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Debt; notwithstanding the foregoing, Guarantor does not hereby waive or release (expressly or impliedly) any right to be subrogated to the rights of Lender in any collateral or security for the Guaranteed Debt after payment in full of the Guaranteed Debt; Guarantor's rights of subrogation are, however, subordinate to the rights, claims, liens and security interests of Lender;

     3.10. OFFSET. The Guaranteed Debt guaranteed hereby, and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of Borrower against Lender, or any other party, or against payment of the Guaranteed Debt, whether such right of offset, claim or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise;

     3.11. MERGER. The reorganization, merger or consolidation of Borrower or Guarantor into or with any other corporation or entity;

     3.12. PREFERENCE. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else; or

     3.13. OTHER ACTIONS TAKEN OR OMITTED. Any other action taken or omitted to be taken with respect to the Facility Letter, the Guaranteed Debt, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood or risk that Guarantor will be required to pay the Guaranteed Debt pursuant to the terms hereof; it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Debt when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether

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contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Debt.

SECTION 4 REPRESENTATIONS AND WARRANTIES

     To induce Lender to enter into the Facility Letter and extend credit under the Facility to Borrower, Guarantor represents and warrants to Lender that:

     4.01. BENEFIT. Guarantor is the parent company and the beneficial owner of all the issued shares of Borrower and has received, or will receive, direct or indirect benefit from the making of this Guaranty and the Guaranteed Debt.

     4.02. FAMILIARITY AND RELIANCE. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Guaranteed Debt; HOWEVER, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty Agreement.

     4.03. NO REPRESENTATION BY LENDER. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce the Guarantor to execute this Guaranty Agreement.

     4.04. GUARANTOR'S FINANCIAL CONDITION. As of the date hereof, and after giving effect to this Guaranty Agreement and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities and debts.

     4.05. DIRECTORS' DETERMINATION OF BENEFIT. The board of directors of Guarantor, acting pursuant to a duly called and constituted meeting, after proper notice, or pursuant to a valid unanimous consent, has determined that this Guaranty directly or indirectly benefits Guarantor and is in the best interests of Guarantor.

     4.06. LEGALITY. The execution, delivery and performance by Guarantor of this Guaranty Agreement and the consummation of the transactions contemplated hereunder: (i) have been duly authorized by all necessary corporate and stockholder action of Guarantor, and (ii) do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor or any of its assets, or violate any provisions of its Certificate of Incorporation, Bylaws or any other organizational document of Guarantor; this Guaranty Agreement is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

     4.07 ORGANIZATION AND GOOD STANDING. Guarantor: (i) is, and will continue to be, a corporation duly organized and validly existing in good standing under the laws of the State of Texas, and (ii) possesses all requisite authority, power, licenses, permits and franchises necessary to own its assets, to conduct its business and to execute and deliver and comply with the terms of this Guaranty Agreement.

     4.08. SURVIVAL. All representations and warranties made by Guarantor herein shall survive the execution hereof.

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SECTION 5 SUBORDINATION OF CERTAIN INDEBTEDNESS

     5.01. SUBORDINATION OF GUARANTOR CLAIMS. Until the Guaranteed Debt shall be paid and satisfied in full and Guarantor shall have performed all of its obligations hereunder, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

     5.02. CLAIMS IN BANKRUPTCY. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Borrower as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Debt, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lender in full of the Guaranteed Debt, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Debt, and such subrogation shall be with respect to that proportion of the Guaranteed Debt which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

     5.03. PAYMENTS HELD IN TRUST. In the event that, notwithstanding SECTIONS
5.01 and 5.02 above, Guarantor should receive any funds, payment, claim or distribution which is prohibited by such Sections, Guarantor agrees to hold in trust for Lender, in kind, all funds, payments, claims or distributions so received, and agrees that he shall have absolutely no dominion over such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

     5.04. LIENS SUBORDINATE. Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guaranteed Debt, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not: (i) exercise or enforce any creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

     5.05. NOTATION OF RECORDS. All promissory notes, accounts receivable ledgers or other evidences of the Guarantor Claims accepted by or held by Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.

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SECTION 6 MISCELLANEOUS

     6.01. WAIVER. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty Agreement, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

     6.02 NOTICE. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to be effective (a) if by telecopy or other facsimile transmission, on the day and time on which delivered to such party at the address, or telecopy number specified below; (b) if by mail, on the day which it is received after being deposited, first class postage prepaid, return receipt requested, addressed to such a party at the address specified below; or (c) if by FedEx or other reputable express mail service, on the next Business Day (or the second Business Day, in the case of international delivery) following the delivery to such express mail service for next Business Day delivery, addressed to such party at the address set forth below:

         If to Guarantor:

                  DSI Toys, Inc.
                  1100 West Sam Houston Parkway North
                  Houston, Texas 77043
                  United States of America
                  Telephone:        713-365-9900
                  Fax:              713-365-9911
                  Attention:        Mr. Thomas V. Yarnell

         If to Lender:

                  Dao Heng Bank Limited
                  16th Floor, The Center
                  99 Queen's Road Central
                  Hong Kong, SAR
                  Telephone:        852-2218-8125/852-2218-8136
                  Fax:              852-2285-3068
                  Attention:        Ms. Catherine Ng and Ms. Doris Tam

     Any party may change its address for purposes of this Guaranty Agreement by giving notice of such change to the other party pursuant to this SECTION 6.02.

     6.03. GOVERNING LAW; WAIVER OF VENUE; WAIVER OF JURY TRIAL. This Guaranty Agreement has been prepared, and is intended to be performed in the State of Texas, United States of America, and the substantive laws of such state shall govern the validity, construction, enforcement and interpretation of this Guaranty Agreement. For purposes of this Guaranty Agreement and the resolution of disputes hereunder, Guarantor hereby irrevocably submits and consents to, and waives any objection to, the non-exclusive jurisdiction of the courts of the State of Texas located in Harris County, Texas and of the federal court located in the Southern Judicial District of Texas, Houston Division. GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT

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IN CONNECTION WITH THIS GUARANTY AGREEMENT OR THE FACILITY LETTER, WHICH WAIVER
IS INFORMED AND VOLUNTARY.

     6.04. INVALID PROVISIONS. If any provision of this Guaranty Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty Agreement, such provision shall be fully severable and this Guaranty Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty Agreement, and the remaining provisions of this Guaranty Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty Agreement, unless such continued effectiveness of this Guaranty Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

     6.05. ENTIRETY AND AMENDMENTS. This Guaranty Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof, and this Guaranty Agreement may be amended only by an instrument in writing executed by an authorized officer of the party against whom such amendment is sought to be enforced.

     6.06. PARTIES BOUND; ASSIGNMENT. This Guaranty Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; PROVIDED, HOWEVER, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder.

     6.07. HEADINGS. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty Agreement.

     6.08. MULTIPLE COUNTERPARTS. This Guaranty Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Guaranty Agreement by signing any such counterpart.

     6.09. RIGHTS AND REMEDIES. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     6.10 PAYMENTS. All sums payable under this Guaranty Agreement shall be paid in immediately available funds, without offset, in lawful money of the United States of America. Payment by check or draft shall not constitute payment in immediately available funds until the required amount is actually received by Lender in full.

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     EXECUTED as of the day and year first above written.

                                 GUARANTOR:

                                 DSI TOYS, INC.

                                 By: /s/ ROBERT L. WEISGARBER
                                     -----------------------------------
                                     Name:   Robert L. Weisgarber
                                     Title:  CFO

STATE OF TEXAS           Section
                         Section
COUNTY OF HARRIS         Section

     This instrument was acknowledged before me on this 20th day of March, 2002, by Robert L. Weisgarber, as an CFO of DSI Toys, Inc.

                                    /s/ LINDA FELD
                                    --------------------------------------------
                                    Notary Public in and for the State of  Texas

(CORPORATE SEAL)